Exhibit 10.01

Execution Version

NINTH AMENDMENT

TO

AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

February 16, 2021

among

NUSTAR LOGISTICS, L.P.,

NUSTAR ENERGY L.P.,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

NINTH AMENDMENT TO AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT

THIS NINTH AMENDMENT TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “Ninth Amendment”) dated as of February 16, 2021 is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”);  JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.          The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.         The Subsidiary Guarantor is a party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of October 29, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).

C.           The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D.         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this Ninth Amendment refer to Sections of the Credit Agreement.

Section 2.             Amendments to the Credit Agreement.

2.1          Section 1.01 is hereby amended as follows:

(a)        The definition of “Consolidated EBITDA” is hereby amended by adding the following sentence at the end thereof: “Notwithstanding anything to the contrary set forth in this definition, all Non-Controlling Interest Income shall be excluded from Consolidated EBITDA (and none of the foregoing add-backs to Consolidated EBITDA shall be permitted in respect of any Non-Controlling Interest Income).”.

(b)        The definition of “Consolidated Debt Coverage Ratio” is hereby amended by replacing the reference to “$200,000,000” therein with “$275,000,000”.

(c)          Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Available Cash Netting Amount” means, as of the last day of any Rolling Period, the aggregate amount of Unrestricted Cash as of such date that is held in accounts of the Borrower maintained with one or more Lenders in excess of $25,000,000, but only to the extent that the Borrower, on such date, specifically intends to use such excess Unrestricted Cash to Redeem, during the period from and including the last day of such Rolling Period to but excluding the date that is 365 days thereafter (such period, when used in reference to Specified Redemption Indebtedness applicable to any Available Cash Netting Amount, the “Specified Redemption Period”), the principal amount of Indebtedness of the MLP or any of its Restricted Subsidiaries outstanding on the last day of such Rolling Period, as such Indebtedness (and the principal amount thereof) is specified in the compliance certificate delivered to the Administrative Agent and the Lenders for such Rolling Period pursuant to Section 5.01(c) (such Indebtedness applicable to any Available Cash Netting Amount, the “Specified Redemption Indebtedness”).

“Consolidated Interest Expense” means, for any Rolling Period, the sum (determined without duplication) of (a) the consolidated interest expense of the MLP and its Restricted Subsidiaries for such Rolling Period, whether paid or accrued, determined in accordance with GAAP, and (b) all cash dividend payments or other cash distributions in respect of any series of preferred equity of the MLP or its Restricted Subsidiaries made during such Rolling Period.  Consolidated Interest Expense for any Rolling Period shall be calculated by the Borrower in good faith on a pro forma basis to give effect to any Indebtedness permanently repaid or extinguished, or any Indebtedness assumed or incurred, in each case at any time during such Rolling Period in connection with acquisitions, Investments (other than Joint Venture Interests), sales or other transfers of property (including any contributions of assets to joint ventures not otherwise prohibited hereby, but excluding any dispositions in the ordinary course of business) by the MLP and its Restricted Subsidiaries during such Rolling Period, in each case as if such repayment, extinguishment, assumption or incurrence had been effected on the first day of such Rolling Period; provided that any such pro forma adjustment with respect to a repayment or extinguishment of Indebtedness shall be permitted only if (x) the aggregate amount of Indebtedness of the MLP and its Restricted Subsidiaries on the last day of the fiscal quarter in which such repayment or extinguishment of Indebtedness occurred is less than or equal to (y) the aggregate amount of Indebtedness of the MLP and its Restricted Subsidiaries on the last day of the fiscal quarter immediately preceding the quarter in which such repayment or extinguishment of Indebtedness occurred.  For purposes of any such pro forma adjustment with respect to any Indebtedness assumed or incurred that bears a floating rate of interest, the interest expense for the portion of the Rolling Period prior to the date on which such Indebtedness was assumed or incurred shall be calculated using the interest rate in effect on the last day of the Rolling Period.

“Consolidated Operating Income” means, as to the MLP and its Restricted Subsidiaries on a consolidated basis for each Rolling Period, the amount equal to gross margin minus operating expenses, general and administrative expenses, depreciation and amortization, taxes (other than income taxes) and Non-Controlling Interest Income, in each case for such period.

(d)          Each of the following definitions is hereby added where alphabetically appropriate:

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“Non-Controlling Interest” means any non-controlling equity interests or minority equity interests of unaffiliated third parties in any non-wholly owned Subsidiary.

“Non-Controlling Interest Income” means the amount of income attributable to any Non-Controlling Interest.

“Specified Redemption Indebtedness” has the meaning assigned to such term in the definition of “Available Cash Netting Amount”.

“Specified Redemption Period” has the meaning assigned to such term in the definition of “Available Cash Netting Amount”.

2.2          Amendment to Section 5.01(a)-(c).  Sections 5.01(a), (b) and (c) are hereby amended and restated in their entirety to read as follows:

(a)        no later than 15 days following the date required by applicable SEC rules (without giving effect to any extensions available thereunder) for the filing of such financial statements after the end of each fiscal year of the MLP, the MLP’s most recent annual report on Form 10-K, which includes the consolidated financial statements of the MLP, reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit), as well as the financial statements of the Borrower, which will be provided as a separate document in addition to the Form 10-K, all certified by one of the MLP’s Financial Officer to the effect that such financial statements present fairly in all material respects the financial condition, results of operations and cash flows of the MLP and its consolidated subsidiaries, including the Borrower, in accordance with GAAP consistently applied except for the lack of footnotes with respect to the Borrower;

(b)        no later than 15 days following the date required by applicable SEC rules (without giving effect to any extensions available thereunder) for the filing of such financial statements after the end of each of the first three fiscal quarters of each fiscal year of the MLP, the MLP’s most recent quarterly report on Form 10-Q, which includes the consolidated financial statements of the MLP, as well as the financial statements of the Borrower, which will be provided as a separate document in addition to the Form 10-Q, all certified by one of the MLP’s Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the MLP and its consolidated subsidiaries, including the Borrower, in accordance with GAAP consistently applied except for the lack of footnotes with respect to the Borrower;

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(c)          concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of each of the Borrower and the MLP (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.11 (including a reasonably detailed calculation of the Available Cash Netting Amount used to reduce Consolidated Debt as of the last day of the Rolling Period for which compliance with Section 6.11 is then being tested and specifying the Specified Redemption Indebtedness applicable to such Available Cash Netting Amount) and Section 6.12, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, (iv) from and after the date of any accounting change in GAAP after the Fourth Amendment Effective Date requiring lease obligations to be recorded on a balance sheet of the MLP or any Restricted Subsidiary, specifying in a reasonable manner all Capital Lease Obligations of the MLP and its Restricted Subsidiaries, and (v) if the Borrower used the Available Cash Netting Amount to reduce Consolidated Debt in testing compliance with Section 6.11 as of last day of any of the five (5) consecutive Rolling Periods most recently ended, specifying for each such Rolling Period (A) the last day of such Rolling Period and the amount applied to reduce Consolidated Debt as of such date, (B) the Specified Redemption Indebtedness applicable to the Available Cash Netting Amount as of the last day of such Rolling Period, and (C) the principal amount of the Specified Redemption Indebtedness applicable to the Available Cash Netting Amount as of the last day of such Rolling Period actually Redeemed with such Available Cash Netting Amount during the period of five (5) consecutive fiscal quarters most recently ended, if any, and the date or dates of such Redemption (or if no Specified Redemption Indebtedness applicable to such Available Cash Netting Amount was Redeemed, including a statement to that effect), with all such information required in this clause (v) being presented in the form set forth on Exhibit F;

2.3         Amendment to Article VII.  Article VII is hereby amended by (i) deleting the word “or” at the end of clause (n), (ii) adding the word “or” at the end of clause (o), and (iii) adding a new clause (p) to read as follows:

(p)         if the Borrower used the Available Cash Netting Amount to reduce Consolidated Debt in testing compliance with Section 6.11 as of the last day of any Rolling Period, the MLP or any of its Restricted Subsidiaries shall have failed to Redeem the Specified Redemption Indebtedness applicable to such Available Cash Netting Amount during the Specified Redemption Period, in an aggregate principal amount equal to at least the Available Cash Netting Amount applied to reduce Consolidated Debt as of such day.

2.4          Amendment to Exhibits.  The Credit Agreement is hereby amended by adding a new Exhibit F to read in the form of Exhibit F attached to this Ninth Amendment.

Section 3.            Conditions Precedent.  This Ninth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “Ninth Amendment Effective Date”):

3.1         The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Ninth Amendment signed on behalf of such Persons.

3.2         The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Ninth Amendment on or prior to the Ninth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.

3.3         The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

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The Administrative Agent is hereby authorized and directed to declare this Ninth Amendment to be effective (and the Ninth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.02, which must occur prior to 1:00 p.m., New York City time, on February 17, 2021 (and, in the event such conditions are not so satisfied or waived prior to such time, the Administrative Agent shall no longer be authorized to declare this Ninth Amendment to be effective (and the Ninth Amendment Effective Date shall not occur)).  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.             Miscellaneous.

4.1         Confirmation.  The provisions of the Credit Agreement, as amended by this Ninth Amendment, shall remain in full force and effect following the effectiveness of this Ninth Amendment.

4.2        Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby: (a) acknowledges the terms of this Ninth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Ninth Amendment Effective Date, each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Ninth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Ninth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3       Loan Document.  This Ninth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4        Counterparts.  This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Ninth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5     NO ORAL AGREEMENT.  THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6       GOVERNING LAW.  THIS NINTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP
L.P.

By:	NuStar Pipeline Company, LLC, its General
Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Sofia Barrera Jaime
Name:	Sofia Barrera Jaime
Title:	Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

TRUIST BANK, as a Lender

By:	/s/ Samantha Sanford
Name:	Samantha Sanford
Title:	Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Victor F. Cruz
Name:	Victor F. Cruz
Title:	Director

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MUFG BANK, LTD., FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BBVA USA, as a Lender

By:	/s/ Taylor Liedtke
Name:	Taylor Liedtke
Title:	Director

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Managing Director

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Managing Director

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	Ryan Hutchins
Name:	Ryan Hutchins
Title:	Senior Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zellner
Name:	Michael Zellner
Title:	Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, as a Lender

By:	/s/ Luke Healy
Name:	Luke Healy
Title:	Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Michael Borowiecki
Name:	Michael Borowiecki
Title:	Authorized Signatory

SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

EXHIBIT F
INFORMATION REGARDING AVAILABLE CASH NETTING AMOUNT AND SPECIFIED REDEMPTION INDEBTEDNESS

Rolling Period Ending:[1]	Available Cash Netting Amount Applied:[2]	Specified Redemption Indebtedness:[3]	Amount of Specified Redemption Indebtedness Redeemed:[4]	Date of Redemption:[5]

1 Insert the date that is the last day of the 5 most recently ended Rolling Periods.
2 Insert the Available Cash Netting Amount applied to reduce Consolidated Debt in testing compliance with Section 6.11 as of last day of the applicable Rolling Period.
3 Describe the Specified Redemption Indebtedness applicable to the Available Cash Netting Amount for such Rolling Period.
4 Insert the aggregate amount of the Specified Redemption Indebtedness that has been Redeemed with the Available Cash Netting Amount for such Rolling Period, if any.
5 Insert the date of such Redemption, if any.